UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2014

Cole Real Estate Income Strategy (Daily NAV), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55187	27-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
Distributions

The board of directors of Cole Real Estate Income Strategy (Daily NAV), Inc. (the “Company”) authorized a daily distribution of $0.002678083 per share (the “Daily Distribution Amount”) for stockholders of record as of the close of business on each day of the period commencing on July 1, 2014 and ending on September 30, 2014 (the “Distribution Period”). The Daily Distribution Amount for each class of outstanding common stock will be adjusted based on the relative net asset value of the various classes each day so that, from day to day, distributions constitute a uniform percentage of the net asset value per share of all classes. As a result, from day to day, the per share daily distribution for each outstanding class of common stock may be higher or lower than $0.002678083 per share based on the relative net asset value of each class of common stock on that day. During the Distribution Period, the distributions will be payable to stockholders of record as of the close of business on each day of the period and the distributions will be paid monthly in arrears.

Cap on General and Administrative Expenses for the Three Months Ending September 30, 2014

Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC (the “Advisor”), the advisor to the Company, has stated it will continue the existing expense cap for the three months ending September 30, 2014, whereby the Advisor will fund all general and administrative expenses of the Company that are in excess of an amount calculated by multiplying the Company’s average net asset value for the three months ending September 30, 2014 by an annualized rate of 1.25% (the “Excess G&A”). General and administrative expenses, as presented in the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States, include, but are not limited to, legal fees, audit fees, board of directors costs, professional fees, escrow and trustee fees, insurance, state franchise and income taxes and fees for unused amounts on the Company’s line of credit. At the Advisor’s discretion, it may fund the Excess G&A through reimbursement to the Company or payment to third parties on behalf of the Company, but in no event will the Company be liable to the Advisor in future periods for such amounts paid or reimbursed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2014	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
Principal Financial Officer

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